THE COMMONWEALTH INTERNATIONAL
                                  SERIES TRUST
                           AUSTRALIA/NEW ZEALAND FUND
                                   JAPAN FUND


                                 [LOGO OMITTED]


                                 ANNUAL REPORT

                                OCTOBER 31, 2002

                                 [LOGO OMITTED]

             630-A Fitzwatertown Road, Willow Grove, PA 19090-1904
                Commonwealth Australia/New Zealand Fund (CNZLX)
                        Commonwealth Japan Fund (CNJFX)

Dear Shareholder:

We are pleased to present this annual report on the Commonwealth International Series Trust's Funds for the twelve months ended October 31, 2002. The Australia/New Zealand Fund's net asset value ("NAV") as of October 31, 2002 is US $10.39 per share compared to US $8.53 per share on October 31, 2001, an increase of 21.8%. The Japan Fund's net asset value ("NAV" on October 31, 2002 is US $3.37 per share compared to US $4.12 per share on October 31, 2001, a decrease of 18.2%.

FUNDS' COMPARATIVE PERFORMANCE

Both Funds' objective is to own a diversified portfolio of stocks, that provide current income through dividends as well as the potential for long-term capital appreciation, and fixed income instruments with attractive yields. Our portfolios include securities traded in the local country and American Depository Receipts (ADRs) because they can provide an efficient currency exchange and liquidity management for a US dollar fund.


       COMMONWEALTH FUNDS                               OCTOBER 31, 2001 - OCTOBER 31, 2002 PERFORMANCE (%)
-----------------------------------------------------------------------------------------------------------------
                                                   US$ CHANGE         LOCAL            LOCAL           US$ VS.
                                                     IN NET           MARKET         CURRENCY           LOCAL
COMMONWEALTH AUSTRALIA/NEW ZEALAND (CNZLX)         ASSET VALUE       BENCHMARK        VS. US$          CURRENCY
-----------------------------------------------------------------------------------------------------------------
  New Zealand                                         21.8%            0.5%            18.3%            -15.5%
-----------------------------------------------------------------------------------------------------------------
  Australia                                           21.8%           -5.9%            10.3%             -9.3%
=================================================================================================================
COMMONWEALTH JAPAN (CNJFX)                           -18.2%          -18.6%           -0.05%              0.5%
-----------------------------------------------------------------------------------------------------------------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST


The local market benchmark against which to compare the Japan Fund's performance is the TOPIX(1), also known as the Tokyo Price Index. For the Australia/New Zealand Fund, the local benchmark used in comparison of the New Zealand Market is the New Zealand Small Companies Index (NZSCI)(2) and for the Australian market the benchmark used is the Australian All Ordinaries Index (AS30)(3). In analyzing the Funds' performance, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the Fund as well as the currency effects on performance. It is not an investment product available for purchase.


                                                   [JAPAN TOPIX GRAPHIC OMITTED]


ECONOMIC & MARKET OVERVIEW

JAPAN: The stock market (TOPIX)(1), was down in Japanese Yen terms for the fiscal year ended October 31. 2002 by 18% driven mainly by a global economic slowdown, and a slow effort on Japan's government to restructure. In addition, the Yen appreciated significantly against the dollar during the first half of 2002, thus eroding corporate profits for an economy that is heavily dependent upon exports. Inflation is nonexistent and interest rates are low. If corporate Japan generates any top-line growth, stocks should appreciate. Unemployment is at the highest level in almost half a century and will likely rise as the reform in economic policy is taken. Stocks could appreciate significantly in 2003 with the start of attempts to resolve the banks' bad debt problem. The Japanese government announced plans to accelerate the disposal of non-performing loans as part of an overall anti-deflationary measure. While the measure was initially praised by investors, strong resistance from bankers and bureaucrats resulted in a watering down of the plan. The immediate impact of forcing banks to dispose of bad loans could be a substantial increase in the number of bankruptcies. Japanese banks currently have some $344 billion dollars in bad loans, which has greatly reduced the ability of banks to lend companies, thus further hampering economic growth. Economic growth in the near term will be heavily dependent upon the growth of the U.S. economy. Consumer prices have fallen for 46 months, and real estate prices have sunk 60% since 1997 although they appear to be stabilizing. Deflation must end before stocks and the economy can improve. The weak Yen, low interest rates, and an inventory rebuild is expected to pick up industrial production and GDP. Foreign investors remain very underweight in this market. Domestic investors have less than 10% of their assets in stock. As we predicted in April, the most likely scenario is that Japan's economy will shrink further but without collapsing or damaging the world financial system. While gross government debt is about 130% of GDP, net interest expense is only 3% of GDP owing to the long term maturity of debt and low interest rates. Japan's net international investment position still makes it the world's biggest net creditor. Japan can draw down assets as needed to respond to Yen weakness or internal capital. It never hurts to buy what you see other people like and buy. That's why our portfolio includes companies like Honda, Sony, Canon, and Toyota.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST


[AUSTRALIA INDEX GRAPHIC OMITTED]


Strategy: The Fund has maintained its weighting in the utilities, health care and transportation sectors. Looking ahead, the Japanese stock market still looks cheap, as earnings continue to benefit far more than expected from corporate restructuring and we plan to continue our strategy in 2003 by buying value companies and hope to be positioned to benefit from the stock market recovery.

                  |------------------------------------------------------------|
                  |           New Zealanders and Australians Among             |
                  |               World's Most Entrepreneurial                 |
                  |------------------------------------------------------------|
                  |   Evergreen Forest -- This pure play plantation timber     |
                  |   company only owns the trees. We like the company         |
                  |   because it is a unique opportunity to own a natural      |
                  |   resource to own a financial instrument that should       |
                  |   equate to the returns on timberland over time and New    |
                  |   Zealand's radiata pine is faster grown than most of its  |
                  |   competiton.  www.evergreen.co.nz                         |
                  |------------------------------------------------------------|

AUSTRALIA: Although its resourced based economy is closely linked to that of the world, particularly to the US economy, Australia continued to see growth in terms of GDP for much of 2002 despite the slowdown of the world economy. While GDP remains positive, growth in GDP will likely slow, coming to its peak in the summer of 2002. With unemployment low and inflation in check, a strengthening in the world economy will have a positive effect on the Australian economy. Major capital spending programs by the government and industry should help. Obstacles facing the Australian economy include a severe drought and a slowdown in household disposable income growth. The stronger currency against the US dollar (up 10.3% from October 31, 2001 to October 31, 2002) hasn't negatively impacted exports but has increased the Australian earnings of these exporters. J. B. Were forecasts the Australian economy to grow by 3.2% in 2003. The Fund continues to increase its weighting in Australia, focusing mainly on larger capitalization stocks.

NEW ZEALAND: Like Australia, New Zealand is positioned as the springboard into the vast market opportunities of the East Asia/Western Pacific region. The New Zealand economy continues to do better than most global economies. With relatively high interest rates and strong economic performance, the New Zealand dollar should continue to appreciate against the dollar. According to the New Zealand Institute of Economic Research, annual economic growth is expected to slow in the near term to 2.9% due to a slowdown in the world economy and declines in commodity prices over the past year. The Balance of Payments has recovered from its negative position to a positive balance. Reasonable interest rates, higher net exports and a strengthening currency are all

|---------------------------------------------------------------|
|  One of the most popular sidings' in the U.S. is Hardiplank   |
|  (www.jameshardie.com) and for that reason we added James     |
|  Hardies to our portfolio. We know it's a good product from   |
|  our own personal experience in using it. When Hardies get    |
|  this same concept fully implemented in the roofing material  |
|  area; they will be even more successful.                     |
|---------------------------------------------------------------|


                               [NEW ZEALAND SMALL COMPANY INDEX GRAPHIC OMITTED]

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST


|----------------------------------------------------------|
|           New Zealand Tops List in Spending              |
|       (Information and Communication Technology)         |
|----------------------------------------------------------|
|  Southport Ltd. -- Where else can you own, an inter-     |
|  est in a tug, one of the Southern most ports in the     |
|  world, and make money to boot. This well run Port       |
|  on the South Island of New Zealand also pays a nice     |
|  dividend of around 6% and at 10/31/02 was selling       |
|  at 1.8 time's book value and 15 times earnings.         |
|  www.southport.co.nz                                     |
|----------------------------------------------------------|

working to stimulate the economy, thus boosting confidence in the equity market. We have also benefited from some relatively high yields on our fixed income portfolio. The fundamentals remain sound and should support an appreciation of the equity market. If a country could be a stock, New Zealand would definitely be a value stock.

If you have any questions, please feel free to contact us. We thank you for your continued support.

         Sincerely,




         /s/ Robert W. Scharar                  /s/ Wesley Yuhnke
         -------------------------------        ----------------------------
                Robert W. Scharar                      Wesley Yuhnke
         President and Portfolio Manager        Assistant Portfolio Manager
               Commonwealth Funds

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

1 TOPIX is an unmanaged index including all the stocks currently listed in the Tokyo Stock Exchange First Section (over 90% of all equity securities traded on the Tokyo Stock Exchange) weighted by market capitalization. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do not reflect deduction of any fees or expenses.

2 The New Zealand Small Companies Index is a capitalization-weighted index of all domestic stocks traded on the New Zealand Stock Exchange excluding those on the New Zealand Stock Exchange 40 Index.

3 The Australian All Ordinaries Index is a capitalization-weighted index comprised of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange and is not an investment vehicle available for purchase.

                              Advised by: FCA Corp
                    5847 San Felipe #850, Houston, TX 77057
                      PH: 713-260-1434 o FX: 713-268-6006
                      For a prospectus call: 888-345-1898

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN COMMONWEALTH AUSTRALIA/ NEW ZEALAND FUND AND THE NZSCI*, AS30** INDICES


                               [GRAPHIC OMITTED]


           Past performance is not predictive of future performance.

                                      Average Annual Total Return as of 10/31/02
                                      ------------------------------------------
                                         1 Year        5 Year        10 Year
                                         ------        ------        -------
Commonwealth Australia/New Zealand Fund  21.81%        (0.99)%        2.38%
    New Zealand Small Companies Index    18.84%        (2.38)%        5.28%
        Australian All Ordinaries Index   3.54%           --            --

* New Zealand Small Companies Index is a capitalization-weighted index of all New Zealand equities excluding those on the New Zealand Stock Exchange 40 Index and is not an investment product available for purchase.

**The Australian All Ordinaries Index is a capitalization-weighted index comprised of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange and is not an investment product available for purchase. This index is made part of the comparative analysis due to a change in investment objective by the Fund.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN COMMONWEALTH JAPAN FUND AND THE TOPIX***


                               [GRAPHIC OMITTED]


           Past performance is not predictive of future performance.

                                      Average Annual Total Return as of 10/31/02
                                      ------------------------------------------
                                         1 Year        5 Year        10 Year
                                         ------        ------        -------
Commonwealth Japan Fund**                (18.20)%      (8.34)%       (3.58)%
                   TOPIX                 (18.73)%      (7.93)%       (3.79)%

 **The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.

***The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange and is not an investment vehicle available for purchase.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCK (70.84%)

AGRICULTURE (8.85%)
Allied Farmers, Ltd. NPV ............................    100,000    $  104,536
Williams & Kettle, Ltd. .............................    250,000       503,234
                                                                    ----------
                                                                       607,770
                                                                    ----------
AIRPORT DEVELOPMENT (1.94%)
Auckland International Airport, Ltd. ................     50,400       132,819
                                                                    ----------
APPLIANCES (4.27%)
Fisher & Pakel Appliances Holdings, Ltd. ............     37,399       199,478
Scott Technology, Ltd. ..............................     79,997        93,350
                                                                    ----------
                                                                       292,828
                                                                    ----------
AUTOMOBILE MANUFACTURERS (3.82%)
Colonial Motor Co., Ltd. ............................    180,000       262,557
                                                                    ----------
BANKS (1.65%)
Australia and New Zealand Banking Group, Ltd. .......      1,500        79,725
Commonwealth Bank of Australia ......................      2,000        33,746
                                                                    ----------
                                                                       113,471
                                                                    ----------
BEVERAGES (1.71%)
Coca-Cola Amatil, Ltd. ..............................     40,000       117,223
                                                                    ----------
BUILDING (2.46%)
James Hardie Industries NV ..........................     40,000       137,648
Leighton Holdings, Ltd. .............................      6,000        31,304
                                                                    ----------
                                                                       168,952
                                                                    ----------
CHEMICALS (0.65%)
Nuplex Industries, Ltd. .............................     28,832        44,579
                                                                    ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
CONTAINERS (0.67%)
Amcor, Ltd. .........................................     10,184    $   45,954
                                                                    ----------
DIVERSIFIED HOLDINGS (2.28%)
Hellaby Holdings, Ltd. ..............................    116,640       156,526
                                                                    ----------
FINANCIAL SERVICES (4.83%)
AMP, Ltd. ...........................................      4,000        28,196
AMP, Ltd. - New Zealand .............................      5,114        35,855
Hallenstein Glasson Holdings, Ltd. ..................    100,000       138,085
Peppetual Trustees Australia, Ltd. ..................      2,100        40,364
Tower, Ltd. .........................................     51,473        88,846
                                                                    ----------
                                                                       331,346
                                                                    ----------
FOREST AND PAPER PRODUCTS (1.65%)
Carter Holt Harvey, Ltd. ............................    120,000        96,271
Fletcher Challenge Forests, Ltd.* ...................    160,000        17,115
                                                                    ----------
                                                                       113,386
                                                                    ----------
HEALTHCARE (2.43%)
Fisher & Paykel Healthcare Corp. ....................     30,639       166,848
                                                                    ----------
INSURANCE (0.43%)
AXA Asia Pacific Holdings, Ltd. .....................     25,000        29,781
                                                                    ----------
INVESTMENT COMPANIES (3.57%)
Infratil, Ltd. ......................................    277,729       236,313
Infratil, Ltd. Warrants * ...........................     35,972         8,745
                                                                    ----------
                                                                       245,058
                                                                    ----------
MANUFACTURING (0.39%)
Brickworks, Ltd. ....................................      8,000        26,908
                                                                    ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
METALS (0.05%)
BHP Steel, Ltd. * ...................................      2,000    $    3,308
                                                                    ----------
MINING AND BUILDING MATERIALS (0.77%)
BHP Billiton, Ltd. ..................................      5,000        52,900
                                                                    ----------
MULTIMEDIA (0.71%)
Publishing & Broadcasting, Ltd. .....................     10,700        48,461
                                                                    ----------
OFFICE EQUIPMENT (0.65%)
Corporate Express Australia, Ltd. ...................     16,400        44,420
                                                                    ----------
OIL & GAS (2.37%)
New Zealand Refining Co., Ltd. ......................     13,647       116,119
Origin Energy, Ltd. .................................     22,500        46,831
                                                                    ----------
                                                                       162,950
                                                                    ----------
PORTS (12.81%)
Lyttleton Port Co., Ltd. ............................    200,000       144,892
Northland Port Corp. NZ, Ltd. .......................    302,300       396,854
Ports of Auckland, Ltd. .............................     16,000        48,621
South Port New Zealand, Ltd. ........................    368,675       288,601
                                                                    ----------
                                                                       878,968
                                                                    ----------
PUBLISHING (1.30%)
Independent Newspapers, Ltd. ........................     60,000        89,561
                                                                    ----------
RETAIL STORES (1.97%)
Arthur Barnett, Ltd. ................................    210,300       134,972
                                                                    ----------
STEEL (0.44%)
Steel and Tube Holding, Ltd. ........................     20,000        30,145
                                                                    ----------
TELECOMMUNICATIONS (1.49%)
Telecom Corp. of New Zealand, Ltd. ..................     41,449       101,975
                                                                    ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
TRANSPORT SERVICES (3.74%)
Mainfreight, Ltd. ...................................    265,375    $  139,352
Owens Group, Ltd. ...................................     75,000        30,267
Toll Holdings, Ltd. .................................      6,000        86,918
                                                                    ----------
                                                                       256,537
                                                                    ----------
UTILITIES (0.41%)
Australian Gas & Light Co., Ltd. ....................      5,000        28,306
                                                                    ----------
WASTE MANAGEMENT (2.53%)
Waste Management NZ, Ltd. ...........................    122,154       173,428
                                                                    ----------

     TOTAL COMMON STOCK (COST $4,555,557) ...........                4,861,937
                                                                    ----------

                                                        PRINCIPAL
                                                        ---------
BONDS (16.38%)
ANZ Banking Corp., Ltd., 7.04%, due 07/23/12 ........    300,000       150,248
Evergreen Forests, Ltd., zero coupon, due 03/19/09 ..     55,000        34,765
Fonterra Cooperative Group, Ltd. Perpetual
  Notes, 7.00%,......................................    400,000       202,655
Infratil, Ltd., 6.90%, due 03/31/04 .................     55,972        37,848
Kiwi Income Property Trust, 9.00%, due 09/30/03 .....    240,000       141,197
Meridian Centre, 10.50%, due 10/15/05 ...............    150,000        74,230
New Zealand Government, 5.50%, due 04/15/03 .........    500,000       243,030
Westpac Banking Corp. NZ, Ltd., 5.50%, due 12/06/04 .    500,000       240,385
                                                                    ----------

     TOTAL BONDS (COST $1,137,811) ..................                1,124,358
                                                                    ----------
MISCELLANEOUS INVESTMENTS (3.00%)
Aberdeen Asia Pacific Equity Fund ...................     20,000        85,000
Aberdeen Australia Equity Fund ......................     16,000        91,680
Forsythe Barr Money Market ..........................     60,754        29,539
                                                                    ----------
     TOTAL MISCELLANEOUS INVESTMENTS
       (COST $224,186) ..............................                  206,219
                                                                    ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                         COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
REPURCHASE AGREEMENT (7.23%)
Fifth Third Bank, 1.22%, dated 10/31/02, due 11/01/02,
repurchase price $496,069 (collateralized by 5yr ARM,
due 02/25/25, market value $510,934)
(COST $496,052)......................................    496,052    $  496,052
                                                                    ----------

     TOTAL INVESTMENTS (COST $6,413,606) (97.45%)                   $6,688,566
     OTHER ASSETS & LIABILITIES, NET (2.55%)                           175,329
                                                                    ----------
     NET ASSETS -- (100%)                                           $6,863,895
                                                                    ==========

*Non-income producing investment



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCK (75.95%)

AIRLINES (0.78%)
All Nippon Airways Co., Ltd.* .......................     10,000    $   20,407
Japan Airlines Co., Ltd.* ...........................      1,600         7,600
                                                                    ----------
                                                                        28,007
                                                                    ----------
AUTOMOBILE MANUFACTURERS (3.84%)
Honda Motor Co., Ltd.# ..............................      2,000        36,160
Nissan Motor Co., Ltd. ..............................      3,200        48,960
Toyota Motor Corp. ..................................      1,100        53,460
                                                                    ----------
                                                                       138,580
                                                                    ----------
BUILDING (1.33%)
Sanyo Industries, Ltd. ..............................     16,000        48,063
                                                                    ----------
BUILDING PRODUCTS (0.80%)
Nishimatsu Construction Co., Ltd. ...................     10,000        28,815
                                                                    ----------
CHEMICALS (1.06%)....................................
Showa Denko KK * ....................................     32,000        38,398
                                                                    ----------
ELECTRONICS & ELECTRICAL EQUIPMENT (7.70%)
Canon, Inc. .........................................      2,000        73,520
Meidensha Corp.* ....................................     38,000        38,463
Sony Corp. ..........................................      2,000        86,480
Yokogawa Electric Corp. .............................     15,000        79,466
                                                                    ----------
                                                                       277,929
                                                                    ----------
FINANCIAL SERVICES (4.62%)
JFE Holdings, Inc.* .................................      9,000       109,905
Millea Holdings, Inc. ...............................        600        22,217
Nomura Holdings, Inc. ...............................      3,000        34,529
                                                                    ----------
                                                                       166,651
                                                                    ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
FOOD & BEVERAGE (5.22%)
Ajinomoto Co., Inc. .................................      1,200    $  123,129
QP Corp. ............................................      8,000        65,368
                                                                    ----------
                                                                       188,497
                                                                    ----------
INDUSTRIAL (0.71%)
Ishikawajima-Harima Heavy Industries Co., Ltd. ......     25,000        25,713
                                                                    ----------
INSURANCE (2.64%)
AFLAC, Inc. # .......................................      2,700        82,188
Yasuda Fire & Marine ................................      2,520        13,165
                                                                    ----------
                                                                        95,353
                                                                    ----------
INTERNET SERVICES & SOFTWARE (0.25%)
Softbank Corp. ......................................      1,200         9,129
                                                                    ----------
MEDICAL-DRUGS (8.25%)
Banyu Pharmaceutical Co., Ltd. ......................      3,000        54,854
Eisai Co., Ltd. .....................................      7,400       159,772
Takeda Chemical Industries, Ltd. ....................      2,000        83,098
                                                                    ----------
                                                                       297,724
                                                                    ----------
PHARMACEUTICALS (3.20%)
Hokuriku Seiyaku ....................................      6,000       115,586
                                                                    ----------
REAL ESTATE (3.15%)
Sumitomo Realty & Development Co., Ltd. .............     23,000       113,774
                                                                    ----------
STEEL (1.99%)
Nippon Steel Corp. ..................................     63,000        71,996
                                                                    ----------
TELECOMMUNICATIONS (1.28%)
NTT Docomo, Inc. ....................................         25        46,120
                                                                    ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
TEXTILE PRODUCTS (2.66%)
Ichikawa Co., Ltd. ..................................     25,000    $   56,324
Nippon Felt Co., Ltd. ...............................     16,000        39,704
                                                                    ----------
                                                                        96,028
                                                                    ----------
TIRE AND RUBBER (3.05%)
Bridgestone Corp. ...................................      2,750        68,556
Sumitomo Rubber Industries ..........................     10,000        41,467
                                                                    ----------
                                                                       110,023
                                                                    ----------
TRANSPORT SERVICES (1.97%)
Yamato Transport Co., Ltd. ..........................      5,000        71,221
                                                                    ----------
TRANSPORTATION (7.29%)
Hankyu Corp. ........................................     22,000        63,752
Keihin Electric Express Railway Co., Ltd. ...........     13,000        58,789
Keio Electric Railway Co., Ltd. .....................     18,000        96,240
Tobu Railway Co., Ltd. ..............................     18,000        44,520
                                                                    ----------
                                                                       263,301
                                                                    ----------
UTILITIES (14.16%)
Chugoku Electric Power Co., Inc. ....................      5,000        69,507
Hokkaido Electric Power .............................      6,000        76,649
Shikoku Electric Power Co., Inc. ....................      1,900        26,692
Toho Gas Co., Ltd. ..................................     70,000       172,563
Tohoku Electric Power ...............................      9,700       129,063
Tokyo Electric Power Co., Ltd. ......................      2,000        36,978
                                                                    ----------
                                                                       511,452
                                                                    ----------
     TOTAL COMMON STOCK (COST $3,184,996) ...........                2,742,360
                                                                    ----------

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST
                                                         COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                          ------       -----
MISCELLANEOUS INVESTMENTS (11.40%)
iShares MSCI Japan Index Fund .......................     37,000    $  255,670
Japan OTC Equity Fund, Inc.* ........................     25,000       151,250
Japan Equity Fund ...................................      1,100         4,565
                                                                    ----------
     TOTAL MISCELLANEOUS INVESTMENTS
     (COST $512,973) ................................                  411,485
                                                                    ----------
REPURCHASE AGREEMENT (12.08%)
Fifth Third Bank, 1.22%, dated 10/31/02, due 11/01/02,
repurchase price $436,119 (collateralized by FGLMC Pool
#l10147, 7.00%, due 07/01/23, market value $449,188)
(COST $436,105)......................................                  436,105
                                                                    ----------
     TOTAL INVESTMENTS (COST $4,134,074) (99.43%) ...               $3,589,950
     OTHER ASSETS & LIABILITIES, NET (0.57%) ........                   20,662
                                                                    ----------
     NET ASSETS (100%) ..............................               $3,610,612
                                                                    ==========

#Call options have been written by the Fund against these positions. (Note 7) *Non-income producing investment.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 2002
----------------------------------------------------------------------------------------
                                                          COMMONWEALTH
                                                           AUSTRALIA/       COMMONWEALTH
                                                        NEW ZEALAND FUND     JAPAN FUND
                                                        ----------------    ------------
ASSETS:
   Investments, at market (identified cost $6,413,606
      and $4,134,074, respectively) ..................     $6,688,566        $3,589,950
   Foreign currency, at value (identified cost $89,240
      and $21,314, respectively) .....................         90,115            21,330
   Receivables:
         Dividends and interest ......................         34,335             8,151
         Fund shares sold ............................         57,000               553
         Investments sold ............................             --             1,310
   Prepaid expenses ..................................         25,919            19,671
                                                           ----------        ----------
            Total assets .............................      6,895,935         3,640,965
                                                           ----------        ----------
LIABILITIES:
   Payables:
         Accrued 12b-1 fees ..........................          3,291             2,946
         Due to advisor ..............................          4,164             2,686
         Accrued expenses ............................         24,585            23,766
         Covered call options written, at value
            (premiums received $0 and $6,681,
            respectively) ............................             --               955
                                                           ----------        ----------
               Total liabilities .....................         32,040            30,353
                                                           ----------        ----------
NET ASSETS ...........................................     $6,863,895        $3,610,612
                                                           ==========        ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE:
      (660,683 and 1,070,208 shares of beneficial
         interest outstanding, respectively) .........     $    10.39        $     3.37
                                                           ==========        ==========
SOURCE OF NET ASSETS:
      Paid-in capital ................................      6,998,211         5,079,409
      Accumulated net realized loss on investments ...       (410,457)         (930,452)
      Net unrealized appreciation (depreciation) on
         investments and foreign currency ............        276,141          (538,345)
                                                           ----------        ----------
                                                           $6,863,895        $3,610,612
                                                           ==========        ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2002
---------------------------------------------------------------------------------------
                                                          COMMONWEALTH
                                                           AUSTRALIA/       COMMONWEALTH
                                                        NEW ZEALAND FUND     JAPAN FUND
                                                        ----------------    ------------
INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $2,544
      and $0, respectively) ..........................     $   61,168        $   4,259
   Dividends (net of foreign taxes withheld of $38,610
      and $4,015, respectively) ......................        212,049           27,909
                                                           ----------        ---------
         Total investment income .....................        273,217           32,168
                                                           ----------        ---------
EXPENSES:
   Management fees ...................................         40,399           26,674
   Administration fees ...............................         68,235           70,827
   Custodian fees ....................................         31,608           14,501
   Distribution fees .................................         13,466            8,891
   Insurance .........................................         15,531           14,226
   Trustee expense ...................................         16,084           17,680
   Audit fees ........................................         11,575           11,001
   Legal fees ........................................         35,520           35,916
   Registration fees .................................         25,489           20,522
   Reports to shareholders ...........................          8,718            3,203
   Miscellaneous expense .............................         36,977           23,380
                                                           ----------        ---------
         Total expenses ..............................        303,602          246,821
                                                           ----------        ---------
            Net investment loss ......................        (30,385)        (214,653)
                                                           ----------        ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss) on:
         Investments .................................        (68,916)           4,061
         Option contracts written ....................             --            7,042
         Foreign currency transactions ...............        (22,894)             338
   Net unrealized appreciation (depreciation) during
         the year on investments and foreign currency.      1,079,892         (437,943)
                                                           ----------        ---------
                                                              988,082         (426,502)
                                                           ----------        ---------
            Net increase (decrease) in net assets
              resulting from operations ..............     $  957,697        $(641,155)
                                                           ==========        =========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                           COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------
                                                           COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                                                           ---------------------------------------
                                                              FOR THE YEAR        FOR THE YEAR
                                                                 ENDED               ENDED
                                                            OCTOBER 31, 2002    OCTOBER 31, 2001
                                                            ----------------    ----------------
OPERATIONS:
   Net investment loss .................................      $  (30,385)         $    (6,465)
   Net realized gain (loss) on:
      Investments ......................................         (68,916)              34,097
      Foreign currency transactions ....................         (22,894)            (351,093)
   Net unrealized appreciation during the year on
      investments and foreign currency .................       1,079,892              863,304
                                                              ----------          -----------
   Net increase in net assets resulting from operations          957,697              539,843
                                                              ----------          -----------
CAPITAL SHARE TRANSACTIONS:
   Increase in net assets from Fund share transactions         1,372,538              508,663
                                                              ----------          -----------
   Increase in net assets ..............................       2,330,235            1,048,506

NET ASSETS:
   Beginning of year ...................................       4,533,660            3,485,154
                                                              ----------          -----------
   End of year .........................................      $6,863,895          $ 4,533,660
                                                              ==========          ===========


                                                                   COMMONWEALTH JAPAN FUND
                                                           ---------------------------------------
                                                              FOR THE YEAR        FOR THE YEAR
                                                                 ENDED               ENDED
                                                            OCTOBER 31, 2002    OCTOBER 31, 2001
                                                            ----------------    ----------------
OPERATIONS:
   Net investment loss .................................      $ (214,653)         $  (148,809)
   Net realized gain (loss) on:
      Investments ......................................          11,103             (186,716)
      Foreign currency transactions ....................             338              (57,808)
   Net unrealized depreciation during the year on
      investments and foreign currency .................        (437,943)            (670,375)
                                                              ----------          -----------
   Net decrease in net assets resulting from operations.        (641,155)          (1,063,708)
                                                              ----------          -----------
CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net assets from Fund share
      transactions......................................         844,097           (1,811,011)
                                                              ----------          -----------
   Increase (decrease) in net assets ...................         202,942           (2,874,719)
NET ASSETS:
   Beginning of year ...................................       3,407,670            6,282,389
                                                              ----------          -----------
   End of year .........................................      $3,610,612          $ 3,407,670
                                                              ==========          ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year indicated.

                                                        COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                                                --------------------------------------------------------

                                                                YEARS ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                 2002        2001         2000        1999        1998
                                                 ----        ----         ----        ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD ........   $ 8.53      $ 7.19      $  9.27      $ 7.73      $ 11.25
                                                ------      ------      -------      ------      -------
INVESTMENT OPERATIONS:
   Net investment income (loss) .............    (0.05)         --         0.03        0.13         0.14
   Net realized and unrealized gain (loss)
      on investments ........................     1.91        1.34        (2.05)       1.44        (3.46)
                                                ------      ------      -------      ------      -------
         Total from investment operations ...     1.86        1.34        (2.02)       1.57        (3.32)
                                                ------      ------      -------      ------      -------
DISTRIBUTIONS FROM:
   Net investment income ....................       --          --        (0.06)      (0.03)       (0.20)
                                                ------      ------      -------      ------      -------
NET ASSET VALUE, END OF PERIOD ..............   $10.39      $ 8.53      $  7.19      $ 9.27      $  7.73
                                                ======      ======      =======      ======      =======

TOTAL RETURN ................................    21.81%      18.64%      (21.98)%     20.38%      (29.88)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) .....   $6,864      $4,534      $ 3,485      $4,349      $ 4,494
   Ratio of expenses to average net assets
      before reimbursements and waivers
         of expenses ........................     5.63%       5.74%        4.75%       4.14%        4.37%
      after reimbursements and waivers
         of expenses ........................     5.63%       5.74%        4.75%       4.14%        4.37%
   Ratio of net investment income
      before reimbursements and waivers
         of expenses ........................    (0.56)%     (0.18)%       0.39%       1.42%        1.51%
      after reimbursements and waivers
         of expenses ........................    (0.56)%     (0.18)%       0.39%       1.42%        1.51%
   Portfolio turnover rate ..................       28%         28%          15%          8%          25%


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year indicated.

                                                                COMMONWEALTH JAPAN FUND
                                                --------------------------------------------------------

                                                                YEARS ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                 2002        2001         2000        1999        1998
                                                 ----        ----         ----        ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD            $ 4.12      $ 5.64      $ 6.88       $ 4.55      $ 5.21
                                                ------      ------      ------       ------      ------
INVESTMENT OPERATIONS:
   Net investment loss                           (0.20)         --       (0.14)       (0.21)      (0.07)
   Net realized and unrealized gain (loss)
      on investments                             (0.55)      (1.52)      (1.10)        2.54       (0.59)
                                                ------      ------      ------       ------      ------
         Total from investment operations        (0.75)      (1.52)      (1.24)        2.33       (0.66)
                                                ------      ------      ------       ------      ------
DISTRIBUTIONS FROM:
   Net investment income                            --          --          --           --          --
                                                ------      ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                  $ 3.37      $ 4.12      $ 5.64       $ 6.88      $ 4.55
                                                ======      ======      ======       ======      ======

TOTAL RETURN                                    (18.20)%    (26.95)%    (18.02)%      51.21%     (12.67)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)         $3,611      $3,408      $6,282       $5,305      $2,604
   Ratio of expenses to average net assets
      before reimbursements and waivers
         of expenses                              6.94%       5.57%       3.84%        4.61%       6.32%
      after reimbursements and waivers
         of expenses                              6.94%       5.57%       3.84%        4.61%       2.50%
   Ratio of net investment loss
      before reimbursements and waivers
         of expenses                             (6.03)%     (3.97)%     (3.08)%      (3.94)%     (5.67)%
      after reimbursements and waivers
         of expenses                             (6.03)%     (3.97)%     (3.08)%      (3.94)%     (1.87)%
   Portfolio turnover rate                           5%         51%         14%          17%         35%



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Commonwealth International Series Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Trust currently consists of two diversified series: the Australia/New Zealand Fund, and the Japan Fund (each a "Fund" and collectively the "Funds").

NOTE 2 - INVESTMENT OBJECTIVES

     The Australia/New Zealand Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of Australia and New Zealand issuers.

     The Japan Fund's investment objective is to seek long-term capital appreciation and income using a research oriented approach.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Funds' net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Funds to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes.

     At October 31, 2002, the Australia/New Zealand Fund had capital loss carryovers of $410,457 of which $73,404 expires in 2006, $268,137 expires in 2009, and $68,916 expires in 2010. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

     At October 31, 2002, the Japan Fund had capital loss carryovers of $927,766 of which $420,940 expires in 2005, $244,983 expires in 2006 and $261,843 expires in 2009. The Fund elected to defer net capital losses of $2,686. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) OPTION ACCOUNTING PRINCIPLES - When the Funds sell an option, an amount equal to the premium received by the Funds is recorded as a liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Funds realize a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

G) FORWARD CURRENCY CONTRACTS - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and foreign currency. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

H) REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that their custodian bank take possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

I) USE OF ESTIMATES - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

NOTE 4 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average daily net assets at the annual rate of .75%.

     The Company on behalf of its series has contracted with InCap Service Company, Inc. ("ISC") to perform specified administrative, accounting, and transfer agent services for the Funds.

     During the year ended October 31, 2002 InCap Service Company received fees of $68,235 and $70,827 from the Australia/ New Zealand Fund and the Japan Fund, respectively.

     InCap Securities, Inc. an affiliate of the transfer Agent, serves as Distributor of the Fund's shares.

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse the Distributor for costs and expenses incurred with the distribution and marketing of shares of the Funds and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays the Distributor an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, the Distributor may reallocate to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. For the year ended October 31, 2002, the Australia/New Zealand Fund and the Japan Fund incurred $13,466, and $8,891 in 12b-1 fees, respectively.

     Certain officers and directors of the Funds who are also officers and directors of the Adviser, the Administrator, or Distributor, received no compensation from the Funds. For the year ended October 31, 2002, directors of the Funds who are not "interested persons" received directors' fees of $33,000.

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5 - CAPITAL STOCK

     At October 31, 2002 there were shares outstanding of 660,683 and 1,070,208, for the Australia/New Zealand Fund and the Japan Fund, respectively. Transactions in capital stock were as follows:

                                  COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
                           -----------------------------------------------------
                                   YEAR ENDED                 YEAR ENDED
                                OCTOBER 31, 2002           OCTOBER 31, 2001
                                ----------------           ----------------

                              SHARES       DOLLARS       SHARES       DOLLARS
                              ------       -------       ------       -------
Shares sold .............   1,529,390   $ 15,266,300   1,355,594   $ 11,109,247
Shares redeemed .........  (1,400,188)   (13,893,762) (1,308,684)   (10,600,584)
                           ----------   ------------  ----------   ------------
Net Increase (decrease)..     129,202   $  1,372,538      46,910   $    508,663
                           ==========   ============   =========   ============



                                          COMMONWEALTH JAPAN FUND
                           -----------------------------------------------------
                                   YEAR ENDED                 YEAR ENDED
                                OCTOBER 31, 2002           OCTOBER 31, 2001
                                ----------------           ----------------

                              SHARES       DOLLARS       SHARES       DOLLARS
                              ------       -------       ------       -------
Shares sold ...........     7,626,964   $ 27,831,507   4,869,720   $ 23,418,590
Shares redeemed .......    (7,383,299)   (26,987,410) (5,156,579)   (25,229,601)
                           ----------   ------------  ----------   ------------
Net increase (decrease)       243,665   $    844,097    (286,859)  $ (1,811,011)
                           ==========   ============   =========   ============

NOTE 6 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) by the Funds for the period from November 1, 2001 to October 31, 2002 were as follows:

                                            PURCHASES     SALES
                                            ---------     -----
Australia/New Zealand Fund..............   $2,342,649   $1,438,373
Japan Fund .............................      309,216      159,297

     For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at October 31, 2002 for each fund:

                                                                        NET
                                            GROSS        GROSS     APPRECIATION/
                                COST    APPRECIATION DEPRECIATION (DEPRECIATION)
                                ----    ------------ ------------ --------------
Australia/New Zealand Fund.. $6,413,606   $ 882,229   $ (607,269)   $ 274,960
Japan Fund .................  4,136,760     152,335     (699,145)    (546,810)

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 7 - OPTIONS WRITTEN BY THE JAPAN FUND

     A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

     The following table sets forth the outstanding call options written by the Fund as of October 31, 2002.

                                        PREMIUM        MARKET      UNREALIZED
         CALL OPTIONS ON                RECEIVED       VALUE      DEPRECIATION
         ---------------                --------       -----      ------------
2,700 shs AFLAC, Inc. ADR@ 35
  exp November, 2002..................   $3,316        $405          $2,911
1,000 shs Honda Motor Ltd. ADR@ 22.5
  exp January 18, 2003................   $2,055        $150          $1,905
1,000 shs Honda Motor Ltd. ADR@ 22.5
  exp April 3, 2003...................   $1,310        $400          $  910
                                         ------        ----          ------
                                         $6,681        $955          $5,726
                                         ======        ====          ======

     The aggregate market value at October 31, 2002 of securities subject to call options is $118,348 or approximately 3.28% of net assets. Written option activity for the period ended October 31, 2002 was as follows:

                                                     NUMBER OF     AMOUNT OF
                                                      OPTIONS       PREMIUM
                                                     ---------     ---------
Options outstanding at October 31, 2001......            25         $ 5,082
Options written .............................            75           8,641
Options expired .............................           (53)         (7,042)
Options covered .............................             0              (0)
                                                         --         -------
Options outstanding at October 31, 2001......            47         $ 6,681
                                                         ==         =======

                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
COMMONWEALTH INTERNATIONAL SERIES TRUST

We have audited the accompanying statement of assets and liabilities of Commonwealth International Series Trust (comprising the Commonwealth Japan Fund and the Commonwealth Australia/New Zealand Fund), including the schedules of investment, as of October 31, 2002, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Commonwealth International Series Trust as of October 31, 2002, the results of their operations, for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 20, 2002


                                         COMMONWEALTH INTERNATIONAL SERIES TRUST

TRUSTEES AND OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                              TERM OF                                               PORTFOLIOS IN       OTHER
                                            OFFICE AND                                                 COMPLEX      DIRECTORSHIPS
                           POSITION(S)       LENGTH OF           PRINCIPAL OCCUPATION(S)             OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS       WITH FUND       TIME SERVED          FOR THE LAST FIVE YEARS              DIRECTOR         TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------------
Robert Scharar(1), 53      President,       Indefinite        Investment manager/Attorney/CPA             3            United
5847 San Felipe            Interested       until                                                                      Dominion
Suite 850                  Trustee          successor                                                                  Realty Trust
Houston, TX 77057                           elected and
                                            qualified;
                                            2 years.
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------------
John Akard, Jr., 36        Independent      Indefinite        Attorney/CPA                                3            None
5847 San Felipe            Trustee          until
Suite 850                                   successor
Houston, TX 77057                           elected and
                                            qualified;
                                            2 years.
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Kelly, 50         Independent      Indefinite        Consultant                                  3            None
5847 San Felipe            Trustee          until
Suite 850                                   successor
Houston, TX 77057                           elected and
                                            qualified;
                                            2 years.
---------------------------------------------------------------------------------------------------------------------------------
Jack Ewing, 62             Independent      Indefinite        Professor                                   3            None
5847 San Felipe            Trustee          until
Suite 850                                   successor
Houston, TX 77057                           elected and
                                            qualified;
                                            2 years.
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
---------------------------------------------------------------------------------------------------------------------------------
Terence P. Smith, 56       Secretary/                         Managing Director, InCap Group,
630-A Fitzwatertown Rd.    Treasurer                          Inc., Conshohocken, Pennsylvania,
Willow Grove, PA 19090                                        a mutual fund servicing and
                                                              distribution firm, since 2001, Chief
                                                              Executive Officer, Declaration
                                                              Holdings, Inc., Conshohocken,
                                                              Pennsylvania, a mutual fund
                                                              servicing and distribution firm, from
                                                              1987 to 2001; Trustee and President
                                                              of Declaration Fund, a 1940 Act
                                                              Registered Mutual Fund from 1998
                                                              to 2000.
---------------------------------------------------------------------------------------------------------------------------------
(1) Robert Scharar is considered an "interested person" of the Funds because of his affiliation with the Fund's Investment
Advisor as the sole shareholder of that Advisor.


                           COMMONWEALTH INTERNATIONAL
                                  SERIES TRUST

                           5847 San Felipe, Suite 850
                              Houston, Texas 77057
                                 1-888-345-1898


                               INVESTMENT ADVISOR

                                   FCA Corp.
                           5847 San Felipe, Suite 850
                               Houston, TX 77057
                                 1-713-781-2856
                                www.fcacorp.com


                         ADMINISTRATOR & TRANSFER AGENT

                             InCap Service Company
                            630-A Fitzwatertown Road
                          Willow Grove, PA 19090-1904


                                  DISTRIBUTOR

                                InCap Securities
                            630-A Fitzwatertown Road
                          Willow Grove, PA 19090-1904


                                 CUSTODIAN BANK

                                Fifth Third Bank
                               Fifth Third Center
                            38 Fountain Square Plaza
                              Cincinnati, OH 45263


                              INDEPENDENT AUDITORS

                        Briggs, Bunting & Dougherty, LLP
                        Two Penn Center Plaza, Suite 820
                          Philadelphia, PA 19102-1732


                                 LEGAL COUNSEL

                               Rabil & Ropka, LLC
                           1010 Kings Highway, South
                             Building Two, Suite B
                             Cherry Hill, NJ 08034